                                                                    EXHIBIT 10.5

[US AGENT WILL ADVISE THE TRANCHE B LENDERS OF THE DATE ON WHICH US BORROWER EXECUTES AND DELIVERS THIS AMENDMENT TO US AGENT.]

                     FOURTH AMENDMENT TO US CREDIT AGREEMENT

     The Offer for Extension set forth in this Fourth Amendment to US Credit Agreement (herein called this "Amendment") is made by Bank of America, N.A., individually and as administrative agent ("US Agent"), and the undersigned US Lenders and shall be open for acceptance by Devon Energy Corporation, a Delaware corporation ("US Borrower") until (and including) August 21, 2001.

                                   WITNESSETH:

     WHEREAS, US Borrower, US Agent and US Lenders have entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided; and

     WHEREAS, pursuant to Section 1.1(c) of the Original Agreement, US Borrower has delivered to US Agent a Request for Offer of Extension and a copy thereof has been provided to all Tranche B Lenders; and

     WHEREAS, all of the Tranche B Lenders have agreed to accept such Request for Offer of Extension; and

     WHEREAS, all of the Tranche B Lenders have agreed to extend the Tranche B Revolving Period until the Tranche B Conversion Date as described in Section 2.1 of this Amendment and US Agent hereby makes an Offer of Extension to US Borrower on such terms;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                         Fourth Amendment to US Credit Agreement

                                   ARTICLE I.

                           Definitions and References

     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

         "Amendment" means this Fourth Amendment to US Credit Agreement.

         "US Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                        Amendments to Original Agreement

     Section 2.1. Defined Terms. The definition of "Tranche B Conversion Date" in Annex I of the Original Agreement is hereby amended in its entirety to read as follows:

          "'Tranche B Conversion Date' means the date which is 364 days after the date on which US Borrower executes and delivers to US Agent the Fourth Amendment to US Credit Agreement among US Borrower, US Agent and US Lenders, or such later day to which the Tranche B Conversion Date is extended pursuant to Section 1.1 of the US Agreement."

     Section 2.2. Waiver of Notice. Each Tranche B Lender hereby waives the requirement under Section 1.1(c) of the Original Agreement that a Request for Offer of Extension be made by a specific date prior to the current Tranche B Conversion Date of August 28, 2001.

     Section 2.3. Lenders Schedule. Annex II to this Amendment is hereby substituted for Annex II to the Original Agreement.

                                  ARTICLE III.

                           Conditions of Effectiveness

     Section 3.1. Effective Date. This Amendment shall become effective on the date on which US Borrower has executed and delivered this Amendment to US Agent (provided that US Borrower shall have executed this Amendment on or before August 21, 2001) and the following additional conditions are satisfied:

                                         Fourth Amendment to US Credit Agreement

     (a) US Agent shall have received all of the following, at US Agent's office, duly executed and delivered and in form and substance satisfactory to US Agent, all of the following:

          (i) this Amendment executed by US Borrower, US Agent and all Tranche B Lenders;

          (ii) a certificate of the Senior Vice President - Finance or the Treasurer of US Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

     (b) US Borrower shall have paid, in connection with such US Loan Documents, all fees and reimbursements to be paid to US Agent and US Lenders pursuant to any US Loan Documents, or otherwise due US Agent or US Lenders and including fees and disbursements of US Agent's attorneys.

     Section 3.2. Offer to Extend. The Offer to Extend set forth herein shall be withdrawn and this Amendment shall be null and void if it is not executed and delivered by US Borrower on or before August 21, 2001.

                                   ARTICLE IV.

                         Representations and Warranties

     Section 4.1. Representations and Warranties of US Borrower. In order to induce each US Lender to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

     (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.

     (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or
(C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be

                                         Fourth Amendment to US Credit Agreement
expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

     (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.

                                   ARTICLE V.

                                  Miscellaneous

     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

                                         Fourth Amendment to US Credit Agreement

     Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

     Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

     THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [The remainder of this page has been intentionally left blank.]

                                         Fourth Amendment to US Credit Agreement

     IN WITNESS WHEREOF, this Amendment is executed by US Borrower as of August 13, 2001.

                                       DEVON ENERGY CORPORATION
                                       US Borrower

                                       By: /s/ Dale T. Wilson
                                           -------------------------------------
                                           Dale T. Wilson
                                           Treasurer



                                         Fourth Amendment to US Credit Agreement

     IN WITNESS WHEREOF, this Amendment is executed by US Agent and Tranche B Lenders.

                                       BANK OF AMERICA, N.A.,
                                       Administrative Agent, US LC Issuer
                                       and Lender

                                       By: /s/ Angela McCracken
                                           -------------------------------------
                                           Name: Angela McCracken
                                           Title: Vice President

                                       ABN AMRO BANK, N.V.
                                       Lender

                                       By: Frank R. Russo, Jr.
                                           -------------------------------------
                                           Name: Frank R. Russo, Jr.
                                           Title: Group Vice President

                                       By: /s/ Jeffrey G.White
                                           -------------------------------------
                                           Name: Jeffrey G. White
                                           Title: Vice President

                                       BANCFIRST
                                       Lender

                                       By: /s/ Arthur B. Hobbs
                                           -------------------------------------
                                           Name: Arthur B. Hobbs
                                           Title: Vice President

                                       BANK ONE, NA
                                       Lender

                                       By: /s/ Ronald L. Dierker
                                           -------------------------------------
                                           Name: Ronald L. Dierker
                                           Title: Director, Capital Markets



                                         Fourth Amendment to US Credit Agreement

                                       BAYERISCHE LANDESBANK
                                       GIROZENTRALE, CAYMAN ISLANDS
                                       BRANCH
                                       Lender

                                       By: /s/ Peter Obermann
                                           -------------------------------------
                                           Name: Peter Obermann
                                           Title: Senior Vice President

                                       By: /s/ James H. Boyle
                                           -------------------------------------
                                           Name: James H. Boyle
                                           Title: Vice President

                                       CIBC INC.
                                       Lender

                                       By: /s/ Nora Q. Catiis
                                           -------------------------------------
                                           Name: Nora Q. Catiis
                                           Title: Authorized Signatory

                                       CITIBANK, N.A.
                                       Lender

                                       By: /s/ Lydia G.Junek
                                           -------------------------------------
                                           Name: Lydia G. Junek
                                           Title: Attorney-in-fact

                                       CREDIT LYONNAIS NEW YORK BRANCH
                                       Lender

                                       By: /s/ Philippe Soustra
                                           -------------------------------------
                                           Name: Philippe Soustra
                                           Title: Executive Vice President

                                       CREDIT SUISSE FIRST BOSTON
                                       Lender

                                       By: /s/ Paul L. Colon
                                           -------------------------------------
                                           Name: Paul L. Colon
                                           Title: Vice President

                                       By: /s/ David M. Koczan
                                           -------------------------------------
                                           Name: David M. Koczan
                                           Title: Assistant Vice President

                                         Fourth Amendment to US Credit Agreement

                                       DEUTSCHE BANK AG NEW YORK
                                       BRANCH AND/OR CAYMAN ISLANDS
                                       BRANCH
                                       Lender

                                       By: /s/ Michael E. Keating
                                           -------------------------------------
                                           Name: Michael E. Keating
                                           Title: Managing Director

                                       By: /s/ Joel Makowsky
                                           -------------------------------------
                                           Name: Joel Makowsky
                                           Title: Vice President

                                       FIRST UNION NATIONAL BANK
                                       Lender

                                       By: /s/ David E. Humphreys
                                           -------------------------------------
                                           Name: David E. Humphreys
                                           Title: Vice President

                                       ROYAL BANK OF CANADA
                                       Lender

                                       By: /s/ Lorne Gartner
                                           -------------------------------------
                                           Name: Lorne Gartner
                                           Title: Vice President

                                       SUNTRUST BANK, ATLANTA
                                       Lender

                                       By: /s/ David J. Edge
                                           -------------------------------------
                                           Name: David J. Edge
                                           Title: Director

                                       THE BANK OF NEW YORK
                                       Lender

                                       By: /s/ Raymond J. Palmer
                                           -------------------------------------
                                           Name: Raymond J. Palmer
                                           Title: Vice President

                                         Fourth Amendment to US Credit Agreement

                                      THE BANK OF TOKYO - MITSUBISHI
                                      LTD. HOUSTON AGENCY
                                      Lender

                                      By: /s/ K. Glasscock
                                          --------------------------------------
                                          Name: K. Glasscock
                                          Title: Vice President & Manager

                                      THE CHASE MANHATTAN BANK
                                      Lender

                                      By: /s/ Russell A. Johnson
                                          --------------------------------------
                                          Name: Russell A. Johnson
                                          Title: Vice President

                                      THE FUJI BANK, LIMITED
                                      Lender

                                      By: /s/ Jacques Azagury
                                          --------------------------------------
                                          Name: Jacques Azagury
                                          Title: Senior Vice President & Manager

                                      UBS AG, STAMFORD BRANCH
                                      Lender

                                      By: /s/ Susan Brunner
                                          --------------------------------------
                                          Name: Susan Brunner
                                          Title: Associate Director
                                                 Banking Products Services, US

                                      By: /s/ Patricia O'Kicki
                                          --------------------------------------
                                          Name: Director
                                          Title: Director
                                                 Banking Products Services

                                      UMB BANK
                                      Lender

                                      By: /s/ Derek K. Duncan
                                          --------------------------------------
                                          Name: Derek K. Duncan
                                          Title: Vice President

                                         Fourth Amendment to US Credit Agreement

                                                                        ANNEX II

                                LENDERS SCHEDULE


                                         Fourth Amendment to US Credit Agreement

                                                      Annex II - Lender Schedule

                                 BANK OF AMERICA

US AGREEMENT

Name of Affiliate that is Lender under US Agreement                             Bank of America, N.A.

Applicable Lending Office for US Loans:                                         901 Main Street, 64th Floor
                                                                                Dallas, Texas 75202

Address for Notices:                                                            Three Allen Center
                                                                                333 Clay Street, Suite 4550
                                                                                Houston, Texas 77022-4103
                                                                                Attention:  James R. Allred

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 19,333,333.34
         Tranche A Percentage Share:                                            9.66666%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 46,875,000.00
         Tranche B Percentage Share:                                            7.500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Bank of America Canada

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                200 Front Street West,
                                                                                Suite 2700
                                                                                Toronto, Ontario M5V3L2

Address for Notices:                                                            200 Front Street West,
                                                                                Suite 2700
                                                                                Toronto, Ontario M5V3L2
                                                                                Attention: Medina Sales de Andrade

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 28,125,000.00
         Canadian Percentage Share:                                             7.500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 60,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                               ABN AMRO BANK, N.V.

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            ABN AMRO Bank, N.V.

Applicable Lending Office for US Loans:                                         208 South
                                                                                LaSalle, Suite 1500
                                                                                Chicago, Illinois 60604-1003
                                                                                Attention: Loan Administration

Address for Notices:
                                                                                208 South LaSalle, Suite 1500
                                                                                Chicago, Illinois 60604-1003
                                                                                Attention: Loan Administration
                                                                            cc: Three Riverway Suite 1700
                                                                                Houston, Texas 77056
                                                                                Attention:  Frank R. Russo, Jr.

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 39,062,500.00
         Tranche B Percentage Share:                                            6.250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      ABN AMRO Bank Canada

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                ABN AMRO Bank
                                                                                Canada
                                                                                79 Wellington St. West, 15th Floor
                                                                                Toronto, Ontario M5K 1G8

Address for Notices:                                                            ABN AMRO Bank Canada
                                                                                79 Wellington St. West, 15th Floor
                                                                                Toronto, Ontario M5K 1G8
                                                                                Attention: Yasmin Mohideen
                                                                            cc: Three Riverway Suite 1700
                                                                                Houston, Texas 77056
                                                                                Attention: Frank R. Russo, Jr.
CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 23,437,500.00
         Canadian Percentage Share:                                             6.250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 50,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                    BANCFIRST

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            BancFirst

Applicable Lending Office for US Loans:                                         101 N. Broadway
                                                                                Oklahoma City, Oklahoma 73102

Address for Notices:                                                            101 N. Broadway
                                                                                Oklahoma City, Oklahoma 73102
                                                                                Attention: Arthur B. Hobbs

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$  7,812,500.00
         Tranche B Percentage Share:                                            1.250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      BancFirst

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                101 N. Broadway
                                                                                Oklahoma City, Oklahoma 73102

Address for Notices:                                                            101 N. Broadway
                                                                                Oklahoma City, Oklahoma 73102
                                                                                Attention: Arthur B. Hobbs

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$  4,687,500.00
         Canadian Percentage Share:                                             1.250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 10,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                BANK OF MONTREAL
                                [TRANCHE A ONLY]

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Bank of Montreal

Applicable Lending Office for US Loans:                                         115 South La Salle
                                                                                11th Floor
                                                                                Chicago, Illinois 60603
                                                                                Attention: Loan Administration

Address for Notices:                                                            700 Louisiana, Suite 4400
                                                                                Houston, Texas 77002
                                                                                Attention: James Whitmore

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 16,000,000.00
         Tranche A Percentage Share:                                            8.0%

US TRANCHE B
         Not a Tranche B Lender

CANADIAN AGREEMENT

         Not a Canadian Lender

                                                      Annex II - Lender Schedule

                                    BANK ONE

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Bank One, NA

Applicable Lending Office for US Loans:                                         1 Bank One Plaza
                                                                                Mail Code: IL1-0634
                                                                                Chicago, Illinois 60670

Address for Notices:                                                            1100 Louisiana, Suite 3200
                                                                                Houston, Texas 77002
                                                                                Attention: Ron Dierker

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 19,333,333.33
         Tranche A Percentage Share:                                            9.66666%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 46,875,000.00
         Tranche B Percentage Share:                                            7.500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Bank One, NA, Canada Branch

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                161 Bay Street, Suite 4240
                                                                                Toronto, Ontario M5J 2S1

Address for Notices:                                                            1100 Louisiana, Suite 3200
                                                                                Houston, Texas 77002
                                                                                Attention: Ron Dierker

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 28,125,000.00
         Canadian Percentage Share:                                             7.500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 60,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                       BAYERISCHE LANDESBANK GIROZENTRALE

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Bayerische Landesbank
                                                                                Girozentrale, Cayman Islands Branch

Applicable Lending Office for US Loans:                                         560 Lexington Avenue
                                                                                New York, New York 10022

Address for Notices:                                                            560 Lexington Avenue
                                                                                New York, New York 10022
                                                                                Attention: Stephen Christenson

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 31,250,000.00
         Tranche B Percentage Share:                                            5.000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Bayerische Landesbank Girozentrale,
                                                                                Toronto Branch

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                BCE Place - Suite 3210
                                                                                181 Bay Street
                                                                                Toronto, Ontario M5J 2T3

Address for Notices:                                                            BCE Place - Suite 3210
                                                                                181 Bay Street
                                                                                Toronto, Ontario M5J 2T3
                                                                                Attention: Bernd Erpenbeck

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 18,750,000.00
         Canadian Percentage Share:                                             5.000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 40,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                    CIBC INC.

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            CIBC Inc.

Applicable Lending Office for US Loans:                                         2 Paces West
                                                                                2727 Paces Ferry Road
                                                                                Suite 1200
                                                                                Atlanta, Georgia 30339
                                                                                Attention: Anita Rounds

Address for Notices:                                                            1600 Smith Street, Suite 3100
                                                                                Houston, Texas 77002
                                                                                Attention: Russell Otts

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 12,000,000.00
         Tranche A Percentage Share:                                            6.0%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 19,531,250.00
         Tranche B Percentage Share:                                            3.125%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Canadian Imperial Bank of Commerce

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                40 Dundas Street West
                                                                                5th Floor
                                                                                Toronto, Ontario M5G 2C2

Address for Notices:                                                            855 Second Street, S.W.
                                                                                10th Floor, Banker's Hall
                                                                                Calgary, Alberta T2P 4J7
                                                                                Attention: Joelle Schellenberg

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 11,718,750.00
         Canadian Percentage Share:                                             3.125%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 25,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                 CITIBANK, N.A.

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Citibank, N.A.

Applicable Lending Office for US Loans:                                         399 Park Avenue
                                                                                New York, New York 10043

Borrowing Notices:                                                              Two Penn's Way, 2nd Floor
                                                                                New Castle Delaware 19720
                                                                                Attention: Sean L. Portrait

Address for Notices:                                                            1200 Smith Street, Suite 2000
                                                                                Houston, Texas 77002
                                                                                Attention: Todd J. Mogil

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 16,000,000.00
         Tranche A Percentage Share:                                            8.0%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 39,062,500.00
         Tranche B Percentage Share:                                            6.250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Citibank Canada

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                400 Third Avenue SW, Suite 4210
                                                                                Calgary, Alberta T2P 4H2

Address for Notices:                                                            400 Third Avenue SW, Suite 4210
                                                                                Calgary, Alberta T2P 4H2
                                                                                Attention: Diane Gould
                                                                            cc: 1200 Smith Street, Suite 2000
                                                                                Houston, Texas 77002
                                                                                Attention: Todd J. Mogil

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 23,437,500.00
         Canadian Percentage Share:                                             6.250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 50,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                 CREDIT LYONNAIS

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Credit Lyonnais

Applicable Lending Office for US Loans:                                         1000 Louisiana Street
                                                                                Suite 5360
                                                                                Houston, Texas 77002

Address for Notices:                                                            1000 Louisiana Street
                                                                                Suite 5360
                                                                                Houston, Texas 77002
                                                                                Attention: John Grandstaff

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 31,250,000.00
         Tranche B Percentage Share:                                            5.000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Credit Lyonnais

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                1000 Louisiana Street
                                                                                Suite 5360
                                                                                Houston, Texas 77002

Address for Notices:                                                            1000 Louisiana Street
                                                                                Suite 5360
                                                                                Houston, Texas 77002
                                                                                Attention: John Grandstaff

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 18,750,000.00
         Canadian Percentage Share:                                             5.000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 40,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                           CREDIT SUISSE FIRST BOSTON

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Credit Suisse First Boston

Applicable Lending Office for US Loans:                                         Eleven Madison Avenue, 10th Floor
                                                                                New York, New York 10010-3629

Address for Notices:                                                            Eleven Madison Avenue, 10th Floor
                                                                                New York, New York 10010-3629
                                                                                Attention: James Moran

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 39,062,500.00
         Tranche B Percentage Share:                                            6.250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Credit Suisse First Boston Canada

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                1 First Canadian Place, Suite 3000
                                                                                P.O. Box 301
                                                                                Toronto, Ontario M5X 1C9

Address for Notices:                                                            1 First Canadian Place, Suite 3000
                                                                                P.O. Box 301
                                                                                Toronto, Ontario M5X 1C9
                                                                                Attention: Bill McFarland

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 23,437,500.00
         Canadian Percentage Share:                                             6.250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 50,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                DEUTSCHE BANK AG

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Deutsche Bank AG New York Branch
                                                                                and/or Cayman Islands Branch

Applicable Lending Office for US Loans:                                         31 West 52nd Street
                                                                                New York, New York 10019

Address for Notices:                                                            31 West 52nd Street
                                                                                New York, New York 10019
                                                                                Attention: Joel Makowsky

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$   9,333,333.33
         Tranche A Percentage Share:                                            4.66666%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 39,062,500.00
         Tranche B Percentage Share:                                            6.250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Deutsche Bank AG New York Branch
                                                                                and/or Cayman Islands Branch

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                31 West 52nd Street
                                                                                New York, New York 10019

Address for Notices:                                                            31 West 52nd Street
                                                                                New York, New York 10019
                                                                                Attention:  Joel Makowsky

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 23,437,500.00
         Canadian Percentage Share:                                             6.250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 50,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                            FIRST UNION NATIONAL BANK

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            First Union National Bank

Applicable Lending Office for US Loans:                                         1001 Fannin Street
                                                                                Suite 2255
                                                                                Houston, Texas 77002

Address for Notices:                                                            1001 Fannin Street
                                                                                Suite 2255
                                                                                Houston, Texas 77002
                                                                                Attention: David Humphreys

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 19,333,333.33
         Tranche A Percentage Share:                                            9.66666%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 46,875,000.00
         Tranche B Percentage Share:                                            7.50%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      First Union National Bank

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                1001 Fannin Street
                                                                                Suite 2255
                                                                                Houston, Texas 77002

Address for Notices:                                                            1001 Fannin Street
                                                                                Suite 2255
                                                                                Houston, Texas 77002
                                                                                Attention: David Humphreys

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 28,125,000.00
         Canadian Percentage Share:                                             7.50%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 60,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                              ROYAL BANK OF CANADA

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Royal Bank of Canada

Applicable Lending Office for US Loans:                                         One Liberty Plaza, 3rd Floor
                                                                                New York, New York 10006-1404

Address for Notices:                                                            One Liberty Plaza, 3rd Floor
                                                                                New York, New York 10006
                                                                                Attention: Manager, Loans Admin.
                                                                            cc: 2800 Post Oak Blvd., Suite 5700
                                                                                Houston, Texas 77056
                                                                                Attention: Lorne Gartner

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 16,000,000.00
         Tranche A Percentage Share:                                            8.0%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 46,875,000.00
         Tranche B Percentage Share:                                            7.50%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Royal Bank of Canada

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                One Liberty Plaza, 3rd Floor
                                                                                New York, New York 10006-1404
                                                                                Attention: Manager, Loans Admin.

Address for Notices:                                                            One Liberty Plaza, 3rd Floor
                                                                                New York, New York 10006-1404
                                                                                Attention: Manager, Loans Admin.
                                                                            cc: 2800 Post Oak Blvd., Suite 5700
                                                                                Houston, Texas 77056
                                                                                Attention: Lorne Gartner
CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 28,125,000.00
         Canadian Percentage Share:                                             7.50%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 60,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                             SUNTRUST BANK, ATLANTA

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            SunTrust Bank, Atlanta

Applicable Lending Office for US Loans:                                         303 Peachtree Street, N.E.
                                                                                Third Floor, M/C-1929
                                                                                Atlanta, Georgia 30308

Address for Notices:                                                            303 Peachtree Street, N.E.
                                                                                Third Floor, M/C-1929
                                                                                Atlanta, Georgia 30308
                                                                                Attention: David Edge

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$   6,666,666.67
         Tranche A Percentage Share:                                            3.33333%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 11,718,750.00
         Tranche B Percentage Share:                                            1.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      SunTrust Bank, Atlanta

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                303 Peachtree Street, N.E.
                                                                                Third Floor, M/C-1929
                                                                                Atlanta, Georgia 30308

Address for Notices:                                                            303 Peachtree Street, N.E.
                                                                                Third Floor, M/C-1929
                                                                                Atlanta, Georgia 30308
                                                                                Attention: David Edge

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$   7,031,250.00
         Canadian Percentage Share:                                             1.875%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 15,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                              THE BANK OF NEW YORK

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            The Bank of New York

Applicable Lending Office for US Loans:                                         One Wall Street
                                                                                New York, New York 10286

Address for Notices:                                                            One Wall Street
                                                                                New York, New York 10286
                                                                                Attention: Raymond Palmer

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 12,000,000.00
         Tranche A Percentage Share:                                            6.0%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 35,156,250.00
         Tranche B Percentage Share:                                            5.625%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      The Bank of New York

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                One Wall Street
                                                                                New York, New York 10286

Address for Notices:                                                            One Wall Street
                                                                                New York, New York 10286
                                                                                Attention: Raymond Palmer

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 21,093,750.00
         Canadian Percentage Share:                                             5.625%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 45,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                         THE BANK OF TOKYO - MITSUBISHI

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            The Bank of Tokyo - Mitsubishi Ltd.
                                                                                Houston Agency

Applicable Lending Office for US Loans:                                         1100 Louisiana Street
                                                                                Suite 2800
                                                                                Houston, Texas 77002-5216

Address for Notices:                                                            1100 Louisiana Street,
                                                                                Suite 2800
                                                                                Houston, Texas 77002-5216
                                                                                Attention: John M. McIntyre

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 31,250,000.00
         Tranche B Percentage Share:                                            5.000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      Bank of Tokyo - Mitsubishi (Canada)

                                                                                (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                Suite 950 Park Place
                                                                                666 Burrard Street
                                                                                Vancouver, British Columbia V6C 3L1

Address for Notices:                                                            Suite 950 Park Place
                                                                                666 Burrard Street
                                                                                Vancouver, British Columbia V6C 3L1
                                                                                Attention: Davis Stewart

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 18,750,000.00
         Canadian Percentage Share:                                             5.000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 40,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                            THE CHASE MANHATTAN BANK

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            The Chase Manhattan Bank

Applicable Lending Office for US Loans:                                         600 Travis Street, 20th Floor
                                                                                Houston, Texas 77002-8086

Address for Notices:                                                            600 Travis Street, 20th Floor
                                                                                Houston, Texas 77002-8086
                                                                                Attention: Russell Johnson

US TRANCHE A  (The Chase Manhattan Bank)
         Tranche A Note Amount (5 year):                                        US$ 19,333,333.33
         Tranche A Percentage Share:                                            9.66666%

US TRANCHE A  (JP Morgan)
         Tranche A Note Amount (5 year):                                        US$ 12,000,000.00
         Tranche A Percentage Share:                                            6.0%

US TRANCHE B  (Combined Chase Manhattan Bank and JP Morgan)
         Tranche B Note Amount (364 day):                                       US$ 46,875,000.00
         Tranche B Percentage Share:                                            7.500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      The Chase Manhattan Bank,
                                                                                Toronto Branch

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                Royal Bank Plaza, South Tower
                                                                                200 Bay Street, Suite 1800
                                                                                Toronto, Ontario M5J 2J2

Address for Notices:                                                            Royal Bank Plaza, South Tower
                                                                                200 Bay Street, Suite 1800
                                                                                Toronto, Ontario M5J 2J2
                                                                                Attention:  Drew McDonald

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 28,125,000.00
         Canadian Percentage Share:                                             7.500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 60,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                         THE FUJI BANK, LIMITED (MIZUHO)

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            The Fuji Bank, Limited

Applicable Lending Office for US Loans:                                         Two World Trade Center
                                                                                79th Floor
                                                                                New York, New York 10048

Address for Notices:                                                            1221 McKinney Street
                                                                                Suite 4100
                                                                                Houston, Texas 77010
                                                                                Attention: Joseph Kankam

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 35,156,250.00
         Tranche B Percentage Share:                                            5.625%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      The Fuji Bank, Limited

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                Two World Trade Center
                                                                                79th Floor
                                                                                New York, New York 10048

Address for Notices:                                                            1221 McKinney Street
                                                                                Suite 4100
                                                                                Houston, Texas 77010
                                                                                Attention: Joseph Kankam

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 21,093,750.00
         Canadian Percentage Share:                                             5.625%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 45,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                              TORONTO-DOMINION BANK
                                [TRANCHE A ONLY]

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Toronto-Dominion (Texas), Inc.

Applicable Lending Office for US Loans:                                         909 Fannin Street
                                                                                Suite 1700
                                                                                Houston, Texas 77010

Address for Notices:                                                            909 Fannin Street
                                                                                Suite 1700
                                                                                Houston, Texas 77010
                                                                                Attention: Mark Green

US TRANCHE A
         Tranche A Note Amount (5 year)                                         US$   6,666,666.67
         Tranche A Percentage Share:                                            3.33333%

US TRANCHE B
         Not a Tranche B Lender

CANADIAN AGREEMENT

         Not a Canadian Lender

                                                      Annex II - Lender Schedule

                                     UBS AG

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            UBS AG, Stamford Branch

Applicable Lending Office for US Loans:                                         677 Washington Boulevard
                                                                                Stamford, Connecticut 06901

Address for Notices:                                                            677 Washington Boulevard
                                                                                Stamford, Connecticut 06901
                                                                                Attention: Denise Denicola

US TRANCHE A
         Not a Tranche A Lender

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 19,531,250.00
         Tranche B Percentage Share:                                            3.125%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      UBS AG, Stamford Branch

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                677 Washington Boulevard
                                                                                Stamford, Connecticut 06901

Address for Notices:                                                            677 Washington Boulevard
                                                                                Stamford, Connecticut 06901
                                                                                Attention: Denise Denicola

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$ 11,718,750.00
         Canadian Percentage Share:                                             3.125%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 25,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                                    UMB BANK

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            UMB Bank

Applicable Lending Office for US Loans:                                         204 N. Robinson
                                                                                Oklahoma City, Oklahoma 73102

Address for Notices:                                                            204 N. Robinson
                                                                                Oklahoma City, Oklahoma 73102
                                                                                Attention: Richard Lehrter

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$   4,000,000.00
         Tranche A Percentage Share:                                            2.0%

US TRANCHE B
         Tranche B Note Amount (364 day):                                       US$ 11,718,750.00
         Tranche B Percentage Share:                                            1.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:                      UMB Bank

                                                                                (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                                204 N. Robinson
                                                                                Oklahoma City, Oklahoma 73102

Address for Notices:                                                            204 N. Robinson
                                                                                Oklahoma City, Oklahoma 73102
                                                                                Attention: Richard Lehrter

CANADIAN FACILITY
         Canadian Note Amount:                                                  US$   7,031,250.00
         Canadian Percentage Share:                                             1.875%

AGGREGATE COMMITMENT UNDER US AGREEMENT                                         US$ 15,000,000.00
AND CANADIAN AGREEMENT

                                                      Annex II - Lender Schedule

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                [TRANCHE A ONLY]

US AGREEMENT

Name of Affiliate that is Lender under US Agreement:                            Westdeutsche Landesbank
                                                                                Girozentrale

Applicable Lending Office for US Loans:                                         1211 Avenue of the Americas
                                                                                New York, New York 10036

Address for Notices:                                                            1211 Avenue of the Americas
                                                                                New York, New York 10036
                                                                                Attention: Jeff Davidson

US TRANCHE A
         Tranche A Note Amount (5 year):                                        US$ 12,000,000.00
         Tranche A Percentage Share:                                            6.0%

US TRANCHE B
         Not a Tranche B Lender

CANADIAN AGREEMENT

         Not a Canadian lender.

                             COMPLIANCE CERTIFICATE

                            DEVON ENERGY CORPORATION


         Reference is made to that certain Fourth Amendment to US Credit Agreement dated as of August 13, 2001 (the "Fourth Amendment"), among Devon Energy Corporation ("US Borrower") and Bank of America, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Fourth Amendment and which are used but not defined herein shall have the meanings given them in the Fourth Amendment. The undersigned, Dale Wilson, does hereby certify that he has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

         1. He is the duly elected, qualified, and acting Treasurer of US Borrower.

         2. All representations and warranties made by any Restricted Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Fourth Amendment) as if such representations and warranties had been made as of the date hereof.

         3. No Default exists on the date hereof.

         4. Each Restricted Person has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of August 13, 2001.




                                                  /s/  Dale T. Wilson
                                                 ------------------------------
                                                  Dale Wilson, Treasurer

                            ASSIGNMENT AND ACCEPTANCE
                              (US Credit Agreement)

     Reference is made to the US Credit Agreement dated as of August 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Devon Energy Corporation, a Delaware corporation (the "US Borrower"), the US Lenders (as defined in the Credit Agreement) and Bank of America, N.A., individually and as administrative agent for the Lenders (the "US Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

     Each of the "Assignors" and the "Assignees" referred to on Schedule 1 agree as follows:

     1. Each Assignor hereby sells and assigns to the Assignees the portion of its Tranche B Maximum Credit Amount specified opposite its name on Schedule 1 hereto and the related Tranche B Rights and Obligations (as hereinafter defined), without recourse and without representation or warranty except as expressly set forth herein, and each Assignee hereby purchases and assumes from the Assignors the portion of the Tranche B Maximum Credit Amount specified opposite its name on Schedule 1 hereto and the related Tranche B Rights and Obligations. After giving effect to such sale and assignment, each Assignor's Tranche B Maximum Credit Amount and the amount of Tranche B Loans owing to each Assignor will be as set forth on Schedule 1 and each Assignee's Tranche B Maximum Credit Amount and the amount of Tranche B Loans owing to each Assignee will be as set forth on Schedule 1. As used herein, "Tranche B Rights and Obligations" means all outstanding rights and obligations under the Credit Agreement and the other US Loan Documents relating to the Tranche B Loans and the Tranche B Maximum Credit Amount. This Assignment and Acceptance is subject to Section 1.9 of the Credit Agreement. On the Effective Date under such Section 1.9, the amount allocated to the Tranche B Maximum Credit Amount is $525,000,000 and the amount allocated to the Canadian Maximum Credit Amount is $275,000,000.

     2. Each Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the US Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the US Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the US Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) is delivering to US Agent its Tranche B Note and requests that US Agent exchange such Tranche B Note for a new Tranche B Note payable to the order of such Assignor in an amount equal to the Tranche B Maximum Credit Amount retained by such Assignor as specified on
Schedule 1 and a new Tranche B Note payable to the order of the relevant Assignee in an amount equal to the Tranche B Maximum Credit Amount of such Assignee specified in Schedule 1.

     3. Each Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon US Agent, the Assignors or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes US Agent to take such action as US Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to US Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.9.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to US Agent for acceptance and recording by US Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be August 9, 2001.

     5. Upon such acceptance and recording by US Agent, as of the Effective Date, (i) the Assignees shall be parties to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of Tranche B Lenders thereunder and (ii) the Assignors shall, to the extent provided in this Assignment and Acceptance, relinquish their rights and be released from their obligations under the Credit Agreement.

     6. Upon such acceptance and recording by US Agent, from and after the Effective Date, US Agent shall make all payments under the Credit Agreement and the Tranche B Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the appropriate Assignees. The Assignors and Assignees shall make all appropriate adjustments in payments under the Credit Agreement and the Tranche B Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of Texas.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                                 Assignment and Acceptance (US Credit Agreement)

     IN WITNESS WHEREOF, the Assignors and the Assignees have caused this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of August 9, 2001.

ASSIGNORS:                             BANK OF AMERICA, N.A., as Assignor


                                       By: /s/ Angela McCracken
                                           -------------------------------------
                                           Name: Angela McCracken
                                           Title: Vice President

                                       ABN AMRO BANK, N.V., as Assignor

                                       By: /s/ Frank R. Russo, Jr.
                                           -------------------------------------
                                           Name: Frank R. Russo, Jr.
                                           Title: Group Vice President

                                       By: /s/ Jeffrey G. White
                                           -------------------------------------
                                           Name: Jeffrey G. White
                                           Title: Vice President

                                       BANK ONE, NA, as Assignor

                                       By: /s/ Ronald L. Dierker
                                           -------------------------------------
                                           Name: Ronald L. Dierker
                                           Title: Director, Capital Markets

                                       CITIBANK, N.A., as Assignor

                                       By: /s/ Todd J. Mogil
                                           -------------------------------------
                                           Name: Todd J. Mogil
                                           Title: Attorney-in-fact

                                       FIRST UNION NATIONAL BANK,
                                       as Assignor

                                       By: /s/ David E. Humphreys
                                           -------------------------------------
                                           Name: David E. Humphreys
                                           Title: Vice President

                                 Assignment and Acceptance (US Credit Agreement)

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as Assignor

                                       By: /s/ Russell A. Johnson
                                           -------------------------------------
                                           Name: Russell A. Johnson
                                           Title: Vice President

                                       SUNTRUST BANK, ATLANTA,
                                       as Assignor

                                       By: /s/ David J. Edge
                                           -------------------------------------
                                           Name: David J. Edge
                                           Title: Director

                                       THE CHASE MANHATTAN BANK,
                                       as Assignor

                                       By: /s/  Russell A. Johnson
                                           -------------------------------------
                                           Name: Russell A. Johnson
                                           Title: Vice President

                                       UMB BANK, as Assignor

                                       By: /s/ Derek K. Duncan
                                           -------------------------------------
                                           Name: Derek K. Duncan
                                           Title: Vice President

                                 Assignment and Acceptance (US Credit Agreement)

                                    WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE, as Assignor

                                    By: /s/ S. Battinelli
                                        ----------------------------------------
                                        Name: S. Battinelli
                                        Title: Managing Director

                                    By: /s/ Walter T. Duffy III
                                        ----------------------------------------
                                        Name: Walter T. Duffy III
                                        Title: Associate Director

ASSIGNEES:                          BANCFIRST, as Assignee

                                    By: /s/ Arthur B. Hobbs
                                        ----------------------------------------
                                        Name: Arthur B. Hobbs
                                        Title: Vice President

                                    BAYERISCHE LANDESBANK
                                    GIROZENTRALE, CAYMAN ISLANDS
                                    BRANCH, as Assignee

                                    By: /s/ Peter Obermann
                                        ----------------------------------------
                                        Name: Peter Obermann
                                        Title: Senior Vice President

                                    By: /s/ James H. Boyle
                                        ----------------------------------------
                                        Name: James H. Boyle
                                        Title: Vice President

                                    CIBC INC., as Assignee

                                    By: /s/ Nora Q. Catiis
                                        ----------------------------------------
                                        Name: Nora Q. Catiis
                                        Title: Authorized Signatory

                                    CREDIT LYONNAIS NEW YORK BRANCH, as Assignee

                                    By: /s/ Philippe Soustra
                                        ----------------------------------------
                                        Name: Philippe Soustra
                                        Title: Executive Vice President

                                 Assignment and Acceptance (US Credit Agreement)

                                       CREDIT SUISSE FIRST BOSTON,
                                       as Assignee

                                       By: /s/ Paul L. Colon
                                           -------------------------------------
                                           Name: Paul L. Colon
                                           Title: Vice President

                                       By: /s/ David M. Koczan
                                           -------------------------------------
                                           Name: David M. Koczan
                                           Title: Assistant Vice President

                                       DEUTSCHE BANK AG NEW YORK
                                       BRANCH AND/OR CAYMAN ISLANDS
                                       BRANCH, as Assignee

                                       By: /s/  Michael E. Keating
                                           -------------------------------------
                                           Name: Michael E. Keating
                                           Title: Managing Director

                                       By: /s/ Joel Makowsky
                                           -------------------------------------
                                           Name: Joel Makowsky
                                           Title: Vice President

                                       ROYAL BANK OF CANADA, as Assignee

                                       By: /s/ Lorne Gartner
                                           -------------------------------------
                                           Name: Lorne Gartner
                                           Title: Vice President

                                       THE BANK OF TOKYO-MITSUBISHI,
                                       LTD, HOUSTON AGENCY, as Assignee

                                       By: /s/  K. Glasscock
                                           -------------------------------------
                                           Name: K. Glasscock
                                           Title: Vice President & Manager

                                       THE BANK OF NEW YORK, as Assignee

                                       By: /s/ Raymond J. Palmer
                                           -------------------------------------
                                           Name: Raymond J. Palmer
                                           Title: Vice President

                                 Assignment and Acceptance (US Credit Agreement)

                                      THE FUJI BANK, LIMITED, as Assignee

                                      By: /s/ Jacques Azagury
                                          --------------------------------------
                                          Name: Jacques Azagury
                                          Title: Senior Vice President & Manager

                                      UBS AG, STAMFORD BRANCH,
                                      as Assignee

                                      By: /s/ Wilfred V. Saint
                                          --------------------------------------
                                          Name: Wilfred V. Saint
                                          Title: Associate Director
                                                 Banking Products Services, US

                                      By: /s/  Patricia O'Kicki
                                          --------------------------------------
                                          Name: Patricia O'Kicki
                                          Title: Director
                                                 Banking Products Services

                                 Assignment and Acceptance (US Credit Agreement)

ACCEPTED AND APPROVED,
as of the 9th day of August, 2001

BANK OF AMERICA, N.A.

By: /s/ James R. Allred
    -------------------------------
    Name: James R. Allred
    Title: Managing Director

APPROVED as of the 9th day of
August, 2001

DEVON ENERGY CORPORATION

By: /s/ Dale T. Wilson
    -------------------------------
    Name: Dale T. Wilson
    Title: Treasurer

                                 Assignment and Acceptance (US Credit Agreement)

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE
                              (US Credit Agreement)




                                                         Page 1 of Schedule 1 to
                                 Assignment and Acceptance (US Credit Agreement)

                                                                                                                       MAXIMUM
                             AMOUNT OF                                                                                AGGREGATE
                             TRANCHE B             NEW TRANCHE B                                                   COMMITMENT UNDER
                              MAXIMUM              MAXIMUM AMOUNT                              OUTSTANDING            U.S. CREDIT
                               AMOUNT             AFTER ASSIGNMENT         TRANCHE B            TRANCHE B            AGREEMENT AND
                              ASSIGNED           AND TRANCHE B NOTE       PERCENTAGE           LOANS AFTER          CANADIAN CREDIT
                              (IN U.S.                 AMOUNT             SHARE AFTER           ASSIGNMENT             AGREEMENT
    BANK NAME                 DOLLARS)            (IN U.S. DOLLARS)        ASSIGNMENT        (IN U.S. DOLLARS)     (IN U.S. DOLLARS)
    ---------                ---------           ------------------       -----------        -----------------     -----------------

ASSIGNORS:

Bank of America, N.A.        8,593,750.03              46,875,000             7.500%                  0              60,000,000.00

ABN AMRO Bank, N.V.          6,250,000.00              39,062,500             6.250%                  0              50,000,000.00

Bank One, NA                 8,593,750.03              46,875,000             7.500%                  0              60,000,000.00

Citibank, N.A.               6,250,000.00              39,062,500             6.250%                  0              50,000,000.00

First Union National Bank    8,593,750.03              46,875,000             7.500%                  0              60,000,000.00

JP Morgan Chase             34,375,000.03              46,875,000             7.500%                  0              60,000,000.00

SunTrust Bank                2,604,166.56              11,718,750             1.875%                  0              15,000,000.00

UMB Bank                       781,250.00              11,718,750             1.875%                  0              15,000,000.00

Westdeutsche Landesbank     34,375,000.00                       0                 0                   0                          0

                                                         Page 2 of Schedule 1 to
                                 Assignment and Acceptance (US Credit Agreement)

                                                                                                                       MAXIMUM
                                  AMOUNT OF                                                                           AGGREGATE
                                  TRANCHE B            NEW TRANCHE B                                               COMMITMENT UNDER
                                   MAXIMUM             MAXIMUM AMOUNT                          OUTSTANDING            U.S. CREDIT
                                    AMOUNT            AFTER ASSIGNMENT       TRANCHE B          TRANCHE B            AGREEMENT AND
                                   ASSIGNED          AND TRANCHE B NOTE     PERCENTAGE         LOANS AFTER          CANADIAN CREDIT
                                   (IN U.S.                AMOUNT           SHARE AFTER         ASSIGNMENT             AGREEMENT
    BANK NAME                      DOLLARS)           (IN U.S. DOLLARS)      ASSIGNMENT      (IN U.S. DOLLARS)     (IN U.S. DOLLARS)
    ---------                     ---------          ------------------     -----------      -----------------     -----------------


  ASSIGNEES:

  BancFirst                      7,812,500.00             7,812,500           1.250%                   0              10,000,000.00

  Bayerische Landesbank          1,562,500.00            31,250,000           5.000%                   0              40,000,000.00

  CIBC, Inc.                     1,562,500.00            19,531,250           3.125%                   0              25,000,000.00

  Credit Lyonnais                1,562,500.00            31,250,000           5.000%                   0              40,000,000.00

  Credit Suisse First Boston    39,062,500.00            39,062,500           6.250%                   0              50,000,000.00

  Deutsche Bank AG               7,291,666.66            39,062,500           6.250%                   0              50,000,000.00

  Royal Bank of Canada          12,500,000.00            46,875,000           7.500%                   0              60,000,000.00

  The Bank of New York             781,250.00            35,156,250           5.625%                   0              45,000,000.00

  The Bank of Tokyo -           13,281,250.00            31,250,000           5.000%                   0              40,000,000.00
  Mitsubishi

  The Fuji Bank, Limited         5,468,750.00            35,156,250           5.625%                   0              45,000,000.00
  (Mizuho)

  UBS AG                        19,531,250.00            19,531,250           3.125%                   0              25,000,000.00

                                                         Page 3 of Schedule 1 to
                                 Assignment and Acceptance (US Credit Agreement)

                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the US Credit Agreement dated as of August 29, 2000 (the "Credit Agreement") among Devon Energy Corporation, a Delaware corporation (the "US Borrower"), the Lenders (as defined in the Credit Agreement) and Bank of America, N.A., individually and as administrative agent for the Lenders (the "US Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

     The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other US Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other US Loan Documents relating to the Tranche B Loans and the Tranche B Maximum Credit Amount.

After giving effect to such sale and assignment, the Assignee's Tranche B Maximum Credit Amount and the amount of Tranche B Loans owing to Assignee will be as set forth on Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the US Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the US Loan Documents or any other instrument or document furnished pursuant thereto and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the US Loan Documents or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon US Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes US Agent to take such action as US Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to US Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.9

     4. Following the execution of this Assignment and Acceptance, it will be delivered to US Agent for acceptance and recording by US Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be August 8, 2001.

     5. Upon such acceptance and recording by US Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by US Agent, from and after the Effective Date, US Agent shall make all payments under the Credit Agreement and the US Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the US Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of Texas.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

Tranche B Percentage Share assigned:                           100 %

Assignee's Tranche B Maximum Credit Amount:                    US $ 25,781,250

Aggregate outstanding principal amount
  of Tranche B Loans assigned:                                 US $ 0

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as Assignor

                                       By: /s/ Russell A. Johnson
                                           -------------------------------------
                                           Name: Russell A. Johnson
                                           Title: Vice President


                                       THE CHASE MANHATTAN BANK, as Assignee

                                       By: /s/ Russell A. Johnson
                                           -------------------------------------
                                           Name: Russell A. Johnson
                                           Title: Vice President


Accepted
as of the 8th day of August, 2001

BANK OF AMERICA, N.A.

By: /s/ James R. Allred
    -------------------------------
    Name: James R. Allred
    Title: Managing Director